ING Life Insurance and Annuity Company
Variable Annuity Account C

ING MAP PLUS NPSM

Supplement dated August 5, 2004 to the
Contract Prospectus, Contract Prospectus Summary and
Statement of Additional Information, each dated May 1, 2004

The information in this Supplement updates and amends certain information contained in the Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information. You should read this Supplement along with the Contract Prospectus. Contract Prospectus Summary and Statement of Additional Information (SAI).

ING VP Bond Portfolio - Effective August 6, 2004, the name of ING VP Bond Portfolio will change to ING VP Intermediate Bond Portfolio. Effective August 6, 2004, all references to ING VP Bond Portfolio in the Contract Prospectus, Contract Prospectus Summary and SAI are replaced with ING VP Intermediate Bond Portfolio.

X.109860-04 C04-0726-017 (08/04)	August 2004